Exhibit 99.1

PRESS RELEASE

For more information contact:	October 18, 2006

Glenda Allred
(334) 240-5064

COLONIAL BANCGROUP ANNOUNCES

RECORD EPS OF $0.44, A 22% INCREASE

OVER THIRD QUARTER 2005

THIRD QUARTER HIGHLIGHTS:

•	Record EPS of $0.44, up 22% over 3Q05

•	Excellent credit quality – annualized net charge-offs of 0.06% in 3Q06; 0.12% YTD

•	Record low nonperforming assets ratio of 0.10%

•	Solid loan growth of 7.6%, annualized from December 31, 2005 – excluding mortgage warehouse lending

•	Strong organic average deposit growth of 12%, annualized over 4Q05

•	Retail banking revenues increased 23%, annualized over 2Q06

MONTGOMERY, AL — The Colonial BancGroup, Inc. Chairman, CEO and President, Robert E. Lowder, announced today that the company had record earnings for the quarter ended September 30, 2006 of $0.44 per diluted share, a 22% increase over the $0.36 per diluted share reported for the same period of the previous year. Net income for the quarter was $68 million, a 20% increase over the $56 million reported in the third quarter of 2005.

For the nine months ended September 30, 2006, Colonial reported record earnings per diluted share of $1.29, a 15% increase over the $1.12 reported in the same period of 2005.

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“Colonial’s record earnings for the third quarter were driven by excellent credit quality, growth in revenue and solid expense control. Colonial’s nonperforming assets ratio hit a new record low of 0.10% at September 30, 2006,” said Mr. Lowder.

Annualized net charge-offs as a percentage of average loans were 0.06% for the quarter and 0.12% for the nine months ended September 30, 2006. Nonperforming assets were down $11.6 million, or 42%, from June 30, 2006 and $16.2 million, or 51%, from December 31, 2005. The allowance for loan losses remained at 1.14% of total loans at September 30, 2006.

“There is an evident decrease in loan demand from borrowers who meet our credit criteria. Therefore, loan growth may slow for a period of time. We will not sacrifice credit quality for the sake of growth, and consistent with our longstanding philosophy in economic slowdowns, it is important to note that the allowance for loan losses was 1120% of nonperforming assets,” said Mr. Lowder.

Period end loans, excluding mortgage warehouse lending, grew by $1 billion, or 7.3%, from September 30, 2005 and by 7.6%, annualized from December 31, 2005.

The mortgage warehouse lending division ended the quarter with assets under management of $4.2 billion. Colonial’s warehouse division continues to have strong customer demand; as such, Colonial securitized another $500 million of warehouse assets in the quarter bringing the total securitization to $2 billion at quarter end.

Average deposits, excluding brokered deposits and the fourth quarter 2005 branch sale, grew by $1.7 billion, or 12%, over the third quarter of 2005 and by 12%, annualized over the fourth quarter of 2005. “We continue to place a great deal of emphasis on growing low cost deposits through advertising and employee incentives; however, in the current interest rate environment, customers have a strong preference for higher rate certificates of deposit which accounted for most of the company’s deposit growth. Colonial’s retail banking results are improved across the board. Fees from retail banking activities are up 23% annualized over the second quarter,” said Mr. Lowder.

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Colonial BancGroup operates 303 branches in Florida, Alabama, Georgia, Nevada and Texas with $22 billion in assets. The Company’s common stock is traded on the New York Stock Exchange under the symbol CNB. In most newspapers, the stock is listed as ColBgp.

Colonial management will host a conference call on October 18, 2006 at 3:00 PM/ET to discuss the earnings results for the third quarter. Individuals are encouraged to listen to the live webcast of the presentation as well as view a slide presentation that will be available on the same date by visiting Colonial’s web site at www.colonialbank.com. The webcast will be hosted under “Conference Calls and Presentations” located under the “Investor Relations” section of the website. To participate in the Q&A session of the conference call dial (800) 946-0720 or (719) 457-2645 (Toll International), (Leader: Glenda Allred).

A replay of the conference call will be available beginning at 6:00 PM/ET on October 18, 2006 and ending at midnight on October 25, 2006 by dialing (888) 203-1112 (Domestic Toll-Free) or (719) 457-0820 (Toll International). The passcode for both numbers is 1411546.

This release includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this release or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:

•	deposit attrition, customer loss, or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;

•	economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;

•	natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;

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•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	acts of terrorism or war; and

•	changes in the securities markets.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

Statement of Condition Summary (Dollars in millions)	Sept 30, 2006	June 30, 2006	Sept 30, 2005	% Change Sept 30, ‘05 to ‘06
Total assets	$22,413	$23,011	$21,117	6%
Total loans, net:
Mortgage warehouse loans	283	372	527	-46%
Loans, excluding mortgage warehouse loans	15,233	15,174	14,197	7%

Securities available for sale and investment securities	2,960	2,866	2,970	0%
Non-time deposits	9,039	9,777	8,949	1%
Total deposits	15,795	16,529	15,270	3%
Shareholders’ equity	2,024	1,962	1,903	6%

	Three Months Ended		% Change Sept 30, ‘05 to ‘06	Nine Months Ended		% Change Sept 30, ‘05 to ‘06
Earnings Summary (In thousands, except per share amounts)	Sept 30, 2006	Sept 30, 2005		Sept 30, 2006	Sept 30, 2005
Net Income:
Net interest income	$190,552	$185,266	3%	$570,799	$522,659	9%
Provision for loan losses	1,450	6,007	-76%	18,742	20,946	-11%

Noninterest income excluding the following items:	45,806	46,398	-1%	132,180	132,090	0%
Securities and derivatives gains(losses), net	156	—	100%	4,384	(4,642)	-194%
Change in fair value of derivatives	—	(7,072)	-100%	—	(5,382)	-100%
Gain on sale of branches	—	—	—	—	9,608	-100%
Gain on sale of Goldleaf	—	—	—	2,829	—	100%

Total noninterest income	45,962	39,326	17%	139,393	131,674	6%

Noninterest expense excluding the following items:	131,985	131,678	0%	389,072	369,402	5%
Merger related expenses	—	613	-100%	—	3,822	-100%
Net losses related to the early extinguishment of debt	—	1,673	-100%	—	9,550	-100%

Total noninterest expense	131,985	133,964	-1%	389,072	382,774	2%

Net Income	$68,032	$56,476	20%	$199,570	$166,995	20%

EARNINGS PER SHARE:
Net Income
Basic	$0.44	$0.37	19%	$1.30	$1.13	15%
Diluted	$0.44	$0.36	22%	$1.29	$1.12	15%
Average shares outstanding	153,813	153,721		153,968	147,450
Average diluted shares outstanding	154,954	155,510		155,217	149,171

KEY RATIOS:
Net interest margin	3.64%	3.78%	-4%	3.77%	3.72%	1%
Book value per share	$13.21	$12.34	7%	$13.21	$12.34	7%
Dividends paid per share	$0.1700	$0.1525	11%	$0.5100	$0.4575	11%

	Sept 30,	June 30,	Sept 30,
Asset Quality	2006	2006	2005
Allowance as a percent of net loans	1.14%	1.14%	1.14%
Total nonperforming assets ratio	0.10%	0.18%	0.24%
Allowance as a percent of nonperforming assets	1120%	649%	468%
Net charge-offs ratio:
Quarter to date (annualized)	0.06%	0.04%	0.10%
Year to date (annualized)	0.12%	0.15%	0.15%

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	3rd Qtr. 2006	2nd Qtr. 2006	1st Qtr. 2006	4th Qtr. 2005	3rd Qtr. 2005	Nine Months Ended
Earnings Summary (Dollars in thousands, except per share amounts)						Sept 30, 2006	Sept 30, 2005
Net interest income	$190,552	$192,087	$188,160	$186,563	$185,266	$570,799	$522,659
Provision for loan loss	1,450	4,950	12,342	5,892	6,007	18,742	20,946

Noninterest income:
Service charges on deposit accounts	16,642	15,332	14,213	14,518	15,325	46,187	43,784
Electronic banking	4,470	4,279	4,107	4,008	3,890	12,856	11,316
Other retail banking fees	3,618	3,754	3,521	3,286	3,571	10,893	10,736

Retail banking fees	24,730	23,365	21,841	21,812	22,786	69,936	65,836
Financial planning services	3,944	3,665	3,129	2,590	3,600	10,738	10,621
Mortgage banking	3,154	3,783	2,897	2,811	4,456	9,834	9,417
Mortgage warehouse fees	6,105	6,021	6,262	6,830	4,523	18,388	9,225
Bank-owned life insurance	4,242	3,976	3,939	3,461	3,621	12,157	10,481
Goldleaf income	—	—	1,171	2,672	2,750	1,171	7,491
Net cash settlement of swap derivatives	—	—	—	1,486	2,514	—	8,812
Other income	3,631	4,063	2,262	1,911	2,148	9,956	10,207

Core noninterest income	45,806	44,873	41,501	43,573	46,398	132,180	132,090

Securities and derivatives gains(losses), net	156	—	4,228	(20,012)	—	4,384	(4,642)
Change in fair value of swap derivatives	—	—	—	(6,671)	(7,072)	—	(5,382)
Gain on sale of branches	—	—	—	27,412	—	—	9,608
Gain on sale of Goldleaf	—	—	2,829	—	—	2,829	—

Total noninterest income	45,962	44,873	48,558	44,302	39,326	139,393	131,674

Noninterest expense:
Salaries and employee benefits	72,472	70,915	68,793	66,616	70,204	212,180	196,097
Occupancy expense of bank premises, net	17,188	16,406	15,534	17,380	15,990	49,128	45,286
Furniture and equipment expense	12,333	11,907	11,392	11,760	11,456	35,632	31,893
Professional services	4,340	4,917	4,435	6,915	5,487	13,692	15,176
Amortization of intangibles	3,051	3,051	3,057	3,069	2,970	9,159	8,461
Advertising	2,278	3,103	2,887	3,714	3,591	8,268	8,513
Merger related expenses	—	—	—	374	613	—	3,822
Net losses related to the early extinguishment of debt	—	—	—	—	1,673	—	9,550
Other expense	20,323	20,927	19,763	22,653	21,980	61,013	63,976

Total noninterest expense	131,985	131,226	125,861	132,481	133,964	389,072	382,774

Income before tax	103,079	100,784	98,515	92,492	84,621	302,378	250,613
Income tax	35,047	34,266	33,495	30,985	28,145	102,808	83,618

Net Income	$68,032	$66,518	$65,020	$61,507	$56,476	$199,570	$166,995

Earnings per share - Diluted	$0.44	$0.43	$0.42	$0.40	$0.36	$1.29	$1.12

Selected ratios
Return on average assets*	1.19%	1.21%	1.23%	1.16%	1.05%	1.21%	1.09%
Return on average equity*	13.51%	13.58%	13.44%	12.75%	11.77%	13.51%	12.88%
Efficiency ratio(1)	55.77%	55.31%	54.73%	57.48%	57.02%	55.27%	56.90%
Noninterest income(1)/ avg assets*	0.80%	0.82%	0.78%	0.82%	0.86%	0.80%	0.86%
Noninterest expense(1)/ avg assets*	2.33%	2.39%	2.34%	2.51%	2.47%	2.35%	2.42%

Net interest margin	3.64%	3.81%	3.86%	3.85%	3.78%	3.77%	3.72%
Equity to assets	9.03%	8.53%	8.86%	9.02%	9.01%
Tier one leverage	7.65%	7.90%	7.88%	7.77%	7.26%
Tangible capital ratio	6.20%	5.74%	5.94%	5.97%	5.78%

(1)	Noninterest income excludes gains(losses) on securities, derivatives, branches and Goldleaf. Noninterest expense excludes net losses related to the early extinguishment of debt.
*	Annualized

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION (Unaudited)

STATEMENTS OF CONDITION (Dollars in thousands)	Sept 30, 2006	June 30, 2006	Mar 31, 2006	Dec 31, 2005	Sept 30, 2005
Assets:

Cash and due from banks	$371,898	$393,945	$449,556	$429,549	$425,121
Interest bearing deposits in banks, federal funds sold	84,484	168,696	32,092	69,042	110,407
Securities purchased under agreements to resell	593,572	609,262	578,743	589,902	607,409
Securities available for sale and investment securities	2,960,443	2,866,380	2,869,169	2,844,354	2,969,998
Loans held for sale	1,322,318	1,873,025	1,227,520	1,097,892	799,970
Total loans, net:
Mortgage warehouse loans	282,985	371,787	436,248	483,701	526,967
Loans, excluding mortgage warehouse loans	15,232,710	15,174,136	14,845,657	14,416,163	14,196,682
Less: Allowance for loan losses	(176,117)	(177,139)	(173,632)	(171,051)	(168,324)

Loans, net	15,339,578	15,368,784	15,108,273	14,728,813	14,555,325
Premises and equipment, net	372,980	356,619	348,023	340,201	304,894
Intangible assets, net	677,383	680,477	683,234	695,012	723,425
Bank-owned life insurance	354,004	350,998	348,325	345,842	342,380
Accrued interest and other assets	335,903	342,647	323,603	285,590	277,851

Total Assets	$22,412,563	$23,010,833	$21,968,538	$21,426,197	$21,116,780

Liabilities and Shareholders’ Equity:

Noninterest bearing transaction accounts	$2,849,718	$3,639,310	$3,107,338	$3,167,875	$3,166,273
Interest bearing transaction accounts	6,188,859	6,137,708	6,187,503	5,845,068	5,782,269

Total non-time deposits	9,038,577	9,777,018	9,294,841	9,012,943	8,948,542
Time deposits	6,473,436	6,263,428	5,871,746	5,661,715	5,412,399
Brokered time deposits	283,199	488,713	688,741	808,791	908,884

Total deposits	15,795,212	16,529,159	15,855,328	15,483,449	15,269,825
Repurchase agreements	882,561	948,327	938,170	868,871	949,074
Federal funds purchased and other short-term borrowings	1,285,000	1,136,893	956,725	673,925	710,100
Long-term debt	2,278,391	2,296,326	2,106,998	2,338,831	2,186,472
Other liabilities	147,298	138,113	164,381	128,430	98,454

Total liabilities	20,388,462	21,048,818	20,021,602	19,493,506	19,213,925
Total shareholders’ equity	2,024,101	1,962,015	1,946,936	1,932,691	1,902,855

Total Liabilities and Shareholders’ Equity	$22,412,563	$23,010,833	$21,968,538	$21,426,197	$21,116,780

Common Shares Issued	156,196,005	156,013,266	155,788,685	155,602,747	155,550,888
Common Shares Outstanding	153,265,378	154,653,339	154,428,758	154,242,820	154,190,961

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

	Three Months Ended
AVERAGE VOLUME AND RATES (unaudited) (Dollars in thousands)	September 30, 2006			June 30, 2006			September 30, 2005
	Average Volume	Interest	Rate	Average Volume	Interest	Rate	Average Volume	Interest	Rate
Assets:
Loans, excluding mortgage warehouse loans, net of unearned income (2)	$15,166,655	$296,335	7.76%	$15,004,219	$284,251	7.60%	$13,912,490	$238,123	6.80%
Mortgage warehouse loans	338,819	6,105	7.15%	384,701	6,961	7.26%	758,549	10,919	5.71%
Loans held for sale (2)	1,679,498	28,847	6.81%	1,224,542	20,678	6.77%	1,011,722	14,410	5.65%
Investment securities and securities available for sale (2)	3,034,885	38,928	5.13%	2,948,540	37,147	5.04%	3,035,280	34,589	4.56%
Securities purchased under agreements to resell	584,823	10,346	7.02%	586,707	9,865	6.74%	721,077	9,388	5.17%
Other interest earning assets	80,852	1,041	5.11%	71,067	858	4.84%	120,054	1,067	3.53%

Total interest earning assets (1)	20,885,532	$381,602	7.26%	20,219,776	$359,760	7.13%	19,559,172	$308,496	6.27%

Nonearning assets (2)	1,805,836			1,770,629			1,856,972

Total assets	$22,691,368			$21,990,405			$21,416,144

Liabilities and Shareholders’ Equity:
Interest bearing non-time deposits	$6,135,539	$46,922	3.03%	$6,106,236	$40,558	2.66%	$5,801,845	$25,747	1.76%
Time deposits (2)	6,837,604	78,424	4.55%	6,574,853	70,320	4.29%	5,881,314	51,220	3.46%
Repurchase agreements	849,080	9,816	4.59%	893,915	9,568	4.29%	911,664	5,853	2.55%
Federal funds purchased and other short-term borrowings	1,509,855	20,338	5.34%	1,108,012	13,825	5.00%	1,857,490	16,506	3.53%
Long-term debt (2)	2,294,281	35,255	6.11%	2,180,688	33,092	6.08%	1,834,780	23,546	5.10%

Total interest bearing liabilities	17,626,359	$190,755	4.30%	16,863,704	$167,363	3.98%	16,287,093	$122,872	2.99%

Noninterest bearing demand deposits	2,926,347			3,032,861			3,102,800
Other liabilities (2)	140,766			128,912			122,674

Total liabilities	20,693,472			20,025,477			19,512,567
Shareholders’ equity	1,997,896			1,964,928			1,903,577

Total liabilities and shareholders’ equity	$22,691,368			$21,990,405			$21,416,144

Rate differential			2.96%			3.15%			3.28%

Net yield on interest-earning assets		$190,847	3.64%		$192,397	3.81%		$185,624	3.78%

(1)	Interest earned and average rates on securities and loans exempt from income taxes are reflected on a fully tax equivalent basis using a federal income tax rate of 35%, net of nondeductible interest expense.
(2)	Unrealized gains(losses) on available for sale securities and the adjustments for mark to market valuations on hedged assets and liabilities have been classified in either nonearning assets or other liabilities.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

	Nine Months Ended September 30,
AVERAGE VOLUME AND RATES (unaudited) (Dollars in thousands)	2006			2005
	Average Volume	Interest	Rate	Average Volume	Interest	Rate
Assets:
Loans, excluding mortgage warehouse loans, net of unearned income (2)	$14,917,928	$845,239	7.57%	$13,141,515	$639,215	6.50%
Mortgage warehouse loans	380,188	18,877	6.64%	806,168	31,050	5.15%
Loans held for sale (2)	1,345,000	67,531	6.71%	787,729	32,014	5.43%
Investment securities and securities available for sale (2)	2,962,274	112,280	5.05%	3,547,781	121,567	4.57%
Securities purchased under agreements to resell	592,453	29,688	6.70%	445,673	16,198	4.86%
Other interest earning assets	76,278	2,739	4.80%	95,086	2,199	3.09%

Total interest earning assets (1)	20,274,121	$1,076,354	7.09%	18,823,952	$842,243	5.98%

Nonearning assets (2)	1,796,488			1,710,767

Total assets	$22,070,609			$20,534,719

Liabilities and Shareholders’ Equity:
Interest bearing non-time deposits	$6,093,033	$122,501	2.69%	$5,497,785	$59,804	1.45%
Time deposits (2)	6,647,138	213,691	4.30%	5,145,257	123,216	3.20%
Repurchase agreements	872,460	27,501	4.21%	871,832	13,289	2.04%

Federal funds purchased and other short-term borrowings	1,092,568	41,433	5.07%	2,112,803	47,514	3.01%
Long-term debt (2)	2,256,429	99,507	5.89%	2,134,492	74,632	4.67%

Total interest bearing liabilities	16,961,628	$504,633	3.98%	15,762,169	$318,455	2.70%

Noninterest bearing demand deposits	2,997,209			2,921,170
Other liabilities (2)	136,661			117,832

Total liabilities	20,095,498			18,801,171
Shareholders’ equity	1,975,111			1,733,548

Total liabilities and shareholders’ equity	$22,070,609			$20,534,719

Rate differential			3.11%			3.28%

Net yield on interest-earning assets		$571,721	3.77%		$523,788	3.72%

(1)	Interest earned and average rates on securities and loans exempt from income taxes are reflected on a fully tax equivalent basis using a federal income tax rate of 35%, net of nondeductible interest expense.
(2)	Unrealized gains(losses) on available for sale securities and the adjustments for mark to market valuations on hedged assets and liabilities have been classified in either nonearning assets or other liabilities.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

NONPERFORMING ASSETS (unaudited)

NONPERFORMING ASSETS (Dollars in thousands)	Sept 30, 2006	June 30, 2006	March 31, 2006	Dec 31, 2005	Sept 30, 2005
Nonaccrual loans	$12,765	$21,957	$33,287	$25,668	$28,814
Restructured loans	128	137	145	155	164

Total nonperforming loans	12,893	22,094	33,432	25,823	28,978

Other real estate owned	2,826	5,208	3,633	6,108	5,747
Loans held for sale	—	—	—	—	1,225

Total nonperforming assets	$15,719	$27,302	$37,065	$31,931	$35,950

Aggregate loans contractually past due 90 days for which interest is being accrued	$6,875	$8,608	$8,384	$10,283	$7,042

Total charge-offs	$24,479	$17,669	$13,136	$27,206	$22,714
Total recoveries	(10,803)	(6,465)	(3,375)	(7,995)	(6,668)

Net charge-offs:
Year to date	$13,676	$11,204	$9,761	$19,211	$16,046
Quarter to date	$2,472	$1,443	$9,761	$3,165	$3,733

RATIOS

Period end:
Total nonperforming assets as a percent of net loans and other nonperforming assets	0.10%	0.18%	0.24%	0.21%	0.24%
Allowance as a percent of nonperforming assets	1120%	649%	468%	536%	468%
Allowance as a percent of nonperforming loans	1366%	802%	519%	662%	581%
Net charge-offs as a percent of average net loans:
Quarter to date (annualized)	0.06%	0.04%	0.26%	0.09%	0.10%
Year to date (annualized)	0.12%	0.15%	0.26%	0.14%	0.15%

RECONCILIATION OF CERTAIN FINANCIAL MEASURES (Dollars in thousands)	3rd Qtr. 2006	2nd Qtr. 2006	Annualized % Change	4th Qtr. 2005	Annualized % Change	3rd Qtr. 2005	% Change
Average deposit growth:
Average total deposits	$15,899,490	$15,713,950	5%	$15,243,656	6%	$14,785,959	8%
Excluding:
Brokered deposits	(438,385)	(649,427)		(902,359)		(626,974)
Impact of branch sale	—	—		(167,343)		(375,501)

Average total deposits as adjusted	$15,461,105	$15,064,523	11%	$14,173,954	12%	$13,783,484	12%

Sept. 30, 2006
Mortgage warehouse assets under management:
Securities purchased under agreements to resell	$593,572
Loans held for sale	1,276,680
Mortgage warehouse loans	282,985

Total mortgage warehouse assets on balance sheet	2,153,237
Securitization of mortgage warehouse assets	2,000,000

Total mortgage warehouse assets under management	$4,153,237